S000009188 [Member] Investment Strategy - S000009188 [Member]	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, France and the United Kingdom). The Fund also may invest up to 20% of its net assets in companies in emerging markets (for example, China, India and Brazil). The Fund generally invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of companies. These companies have market capitalizations in the range of companies in the MSCI EAFE Growth Index (Net) (the Capitalization Index), which ranged between $3.1 billion and $500.5 billion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the industrials and information technology sectors.
The Fund invests in a limited number of foreign companies, offering the potential to provide above-average growth over time. Generally, the Fund anticipates holding between 30-60 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range.